Table of Contents

EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Thomas E. Prince Chief Financial Officer (949)509-4440

DOWNEY FINANCIAL CORP. ANNOUNCES
THIRTEEN MONTH SELECTED FINANCIAL DATA

          Newport Beach, California – June 16, 2003 – Downey Financial Corp. (NYSE: DSL) today released monthly selected financial data for the thirteen months ended May 31, 2003.

          Assets totaled $11.5 billion at May 31, 2003, and included $230 million of trading securities. In light of the Federal Reserve’s change in bias towards weakness at their May 6, 2003 meeting and the potential for further declines in market interest rates, the trading securities were purchased as a partial hedge against the value of our mortgage servicing rights. These securities are carried at fair value, with any changes in fair value reflected in earnings.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with 167 branches throughout California and three in Arizona.

Table of Contents

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)
At May 2003 – May 2002

	May 31,	Apr. 30,	Mar. 31,	Feb. 28,	Jan. 31,	Dec. 31,	Nov. 30,	Oct. 31,	Sep. 30,	Aug. 31,	Jul. 31,	Jun. 30,	May 31,
(Dollars in Thousands)	2003	2003	2003	2003	2003	2002	2002	2002	2002	2002	2002	2002	2002

Balance sheet summary
Total assets	$11,536,822	$11,419,191	$11,437,923	$11,585,462	$11,920,812	$11,978,151	$11,860,286	$11,814,073	$12,518,418	$11,390,805	$11,258,609	$11,130,428	$11,000,802
Loans receivable held for investment	9,667,703	9,845,244	10,040,006	10,197,870	10,262,273	10,322,637	10,317,276	10,176,620	10,000,420	9,986,862	9,957,646	9,846,446	9,754,554
Loans held for sale, at lower of cost or fair value	771,876	777,408	633,676	477,196	614,497	652,052	624,962	756,236	665,587	610,767	518,206	381,465	419,132
Mortgage-backed securities available for sale,
at fair value	1,757	1,787	1,875	1,936	2,008	2,253	2,284	2,309	1,019,030	3,467	53,963	58,122	79,761
Cash and investment securities (a)	588,861	508,191	477,451	612,344	744,105	707,655	612,735	584,841	541,866	512,521	444,282	547,860	450,511
Trading securities	229,824	-	-	-	-	-	-	-	-	-	-	-	-
Deposits	8,996,356	8,988,854	8,997,558	8,900,813	9,131,221	9,238,350	9,346,898	9,235,711	9,056,932	8,936,964	8,748,757	8,690,558	8,600,673
Federal Home Loan Bank advances and
other borrowings	1,375,977	1,262,850	1,300,850	1,524,550	1,649,050	1,624,084	1,361,323	1,438,267	1,869,789	1,402,809	1,451,700	1,413,607	1,357,136
Capital securities	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000
Non-performing assets as a % of total assets	0.60%	0.64%	0.66%	0.72%	0.71%	0.67%	0.70%	0.74%	0.71%	0.75%	0.72%	0.75%	0.81%
Loan activity for the month ended
Loans for investment portfolio:
Originations and purchases:
Residential one-to-four units	$ 226,406	$ 206,603	$ 213,936	$ 238,381	$ 253,943	$ 344,259	$ 438,285	$ 453,911	$ 241,630	$ 283,207	$ 356,740	$ 336,967	$ 288,829
Residential one-to-four units – subprime	21,536	24,627	16,992	30,867	28,629	34,579	31,665	46,388	36,160	55,143	59,228	51,800	51,625
All other	19,144	30,376	21,340	12,492	17,323	35,037	6,679	19,393	10,095	18,583	13,898	49,375	54,084
Repayments	(440,605)	(453,032)	(420,438)	(346,609)	(360,565)	(397,401)	(347,365)	(345,541)	(276,728)	(327,564)	(323,361)	(322,475)	(316,136)
Loans for sale:
Originations and purchases	702,407	720,127	590,803	450,124	566,220	657,812	614,291	769,006	661,000	607,571	531,102	368,503	395,951
Sales	(717,205)	(575,301)	(432,705)	(587,886)	(603,575)	(632,269)	(745,848)	(673,969)	(604,877)	(564,948)	(394,061)	(423,024)	(289,196)
Mortgage loans serviced for others
Total	$8,745,281	$8,544,614	$8,535,480	$8,568,387	$8,368,485	$8,316,236	$8,116,981	$7,795,727	$7,502,157	$7,436,673	$7,164,330	$6,962,403	$6,733,734
With capitalized mortgage servicing rights: (b)
Amount	8,677,682	8,472,550	8,460,152	8,490,821	8,257,320	8,036,393	7,786,906	7,439,569	7,355,700	7,223,015	6,966,470	6,807,306	6,574,857
Weighted average interest rate	6.20%	6.28%	6.35%	6.40%	6.45%	6.51%	6.58%	6.65%	6.71%	6.75%	6.78%	6.80%	6.82%
Interest rate spread data (c)
Weighted average yield:
Loans and mortgage-backed securities	5.37%	5.45%	5.53%	5.65%	5.77%	5.83%	5.88%	5.95%	6.00%	6.00%	5.99%	6.01%	6.11%
Trading and investment securities (a)	3.12	3.11	3.38	3.63	3.35	3.51	4.28	3.57	3.05	3.96	4.15	4.00	4.68

Interest-earning assets yield	5.24	5.37	5.46	5.56	5.64	5.72	5.82	5.87	5.90	5.93	5.93	5.93	6.07

Weighted average cost:
Deposits	1.85	1.95	2.01	2.06	2.23	2.31	2.34	2.49	2.55	2.64	2.72	2.77	2.78
Federal Home Loan Bank advances and
other borrowings	4.19	4.54	4.50	4.04	3.83	3.88	4.36	4.25	3.76	4.34	4.25	4.32	4.43
Capital securities	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00

Combined funds cost	2.25	2.36	2.42	2.44	2.56	2.63	2.68	2.81	2.84	2.95	3.01	3.07	3.09

Interest rate spread	2.99%	3.01%	3.04%	3.12%	3.08%	3.09%	3.14%	3.06%	3.06%	2.98%	2.92%	2.86%	2.98%

(a)  Includes Federal Home Loan Bank stock, at cost.
(b)  Excludes loans sold or securitized prior to 1996 and loans temporarily sub-serviced without capitalized mortgage servicing rights.
(c)  Reflects month end contractual yields and costs and excludes adjustments for non-accrual loans, net deferred costs to originate loans and amortizations of premiums and discounts.